Exhibit 99.1

November 9 . .2025 Value Exchange International, Inc. l 0/F, CTF Life Tower,18 Sheung Yuet Road,Kowloon Bay, Kowloon,HONGKONGRe: Resignation as Director of Value Exchange international. lnc.Ladies & Gentlemen: I.Robert H. Trapp. hereby tender my resignation as a Director of Value Exchange International.Inc. (the ··Company .. ). effective immediately.I confirm that my resignation is not the result of any disagreement with the Company on any matter relating to its operations, policies (including accounting or financial policies). or practices. Kind regards, /, 'fA'l< J -J